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                                                                     EXHIBIT 3.2

                                     BERMUDA

                          CERTIFICATE OF INCORPORATION

I hereby in accordance with the provisions of section 14 of the Companies Act, 1981, issue this Certificate of Incorporation and do certify that on the 28th day of September 1984
                              HAWLEY GROUP LIMITED
was registered by me in the Register maintained by me under the provisions of the said section and that the status of the said company is that of a exempted company.

Given under my hand the 28th day of September 1984

SEAL OF THE REGISTRAR                           /s/ Pamela L. Adams
OF COMPANIES, BERMUDA                           for Registrar of Companies

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                                     BERMUDA

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

I hereby certify that HAWLEY GROUP LIMITED having by resolution and with the approval of the Registrar of Companies changed its name, is now registered under the name of ADT LIMITED.

Given under my hand the 26th day of February 1988

SEAL OF THE REGISTRAR                           /s/ Pamela L. Adams
OF COMPANIES, BERMUDA                           for Registrar of Companies

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                                                       Registration No. EC 10930

                                     BERMUDA

                          CERTIFICATE OF INCORPORATION
                                ON CHANGE OF NAME

I HEREBY CERTIFY that in accordance with the provisions of section 10 of the Companies Act 1981 ADT Limited by resolution and with the approval of the Registrar of Companies has changed its name and was registered as TYCO INTERNATIONAL LTD. on the 2nd day of July 1997.

SEAL OF THE REGISTRAR                           Given under my hand and the
OF COMPANIES, BERMUDA                           Seal of the REGISTRAR OF
                                                COMPANIES this 2nd day
                                                of July, 1997.

                                                /s/ Pamela L. Adams
                                                for Registrar of Companies